TAXATION	12 Months Ended
Dec. 31, 2013
TAXATION
TAXATION
24. TAXATION

The Company is not subject to tax on international shipping income in its respective jurisdictions of incorporation or in the jurisdictions in which their respective vessels are registered. However, the vessel-owning companies’ vessels are subject to tonnage taxes, which have been included in the vessel operating expenses in the accompanying statements of operations  and comprehensive loss.

Pursuant to the U.S. Internal Revenue Code (the “Code”), U.S.-source income from the international operation of vessels is generally exempt from U.S. tax if the company operating the vessels meets certain requirements. Among other things, in order to qualify for this exemption, the company operating the vessels must be incorporated in a country which grants an equivalent exemption from income taxes to U.S. corporations.

All of the Company’s ship-operating subsidiaries satisfy these initial criteria. In addition, these companies must be more than 50% owned by individuals who are residents, as defined, in the countries of incorporation or another foreign country that grants an equivalent exemption to U.S. corporations. These companies also currently satisfy the more than 50% beneficial ownership requirement. In addition, should the beneficial ownership requirement not be met, the management of the Company believes that by virtue of a special rule applicable to situations where the ship operating companies are beneficially owned by a publicly traded company like the Company, the more than 50% beneficial ownership requirement can also be satisfied based on the trading volume and the anticipated widely-held ownership of the Company’s shares, but no assurance can be given that this will remain so in the future, since continued compliance with this rule is subject to factors outside of the Company’s control.

In relation to coal business, as of December 31, 2013, the Company had net operating loss carryforwards totaling approximately $707, available to offset federal and state taxable income in future years. These operating loss carryforwards will begin to expire in 2033 for federal purposes and 2028 for state purposes, if not previously utilized.

The approximate income tax effect of the net operating loss carryforwards and other temporary differences that give rise to the Company’s deferred income tax assets (liabilities) as of December 31, 2013 were as follows:

Year Ended December 31, 2013
Net operating loss carryforwards	$275
Property	(113)
Leased mineral rights	(1,797)
Acquisitions Costs	560
Interest payable	158
Derivative instruments liability	4,580
Asset retirement obligations	381
Total deferred income tax assets, net	4,044
Less valuation allowance	(4,044)
Net deferred income tax assets	$-

The Company provided a full valuation allowance on the total amount of its net deferred income tax assets as of December 31, 2013 since management believes that it is more likely than not that these assets will not be realized. The net deferred tax assets received in the acquisitions of VAG and Viking Prep, totaling approximately $2,821 were offset by a full valuation allowance at the acquisition dates (see Note 5.) The reconciliation of the Company’s income taxes for the period ended December 31, 2013 to that which would be determined by applying federal statutory rates to income before income taxes is as follows:

Year Ended December 31, 2013
Tax benefit at federal statutory rate (35%)	$(1,080)
Goodwill Amortization	(20)
State tax benefit, net of federal impact	(123)
Change in valuation allowance	1,223
Net income tax provision (benefit)	$-

The Company records liabilities for income tax positions taken or expected to be taken when those positions are deemed uncertain to be upheld in an examination by taxing authorities. As of December 31, 2013, the tax year ended December 31, 2013 was open for potential examination by taxing authorities. No liabilities for uncertain income tax positions were recorded as of December 31, 2013.